SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Northern Lights Fund Trust

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ALTEGRIS FUTURES EVOLUTION STRATEGY FUND
ALTEGRIS/AACA OPPORTUNISTIC REAL ESTATE FUND

each a series of

Northern Lights Fund Trust

225 Pictoria Drive

Cincinnati, OH 45246

(631) 470-2600

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held December 3, 2020

Dear Shareholders:

The Board of Trustees of the Northern Lights Fund Trust, an open-end management investment company organized as a Delaware statutory trust, has called a special meeting of the shareholders of the Altegris Futures Evolution Strategy Fund and Altegris/AACA Opportunistic Real Estate Fund (each, a “Fund” and, together, the “Funds”), to be held at the offices of Thompson Hine LLP, 41 South High Street, Suite 1700, Columbus, Ohio 43215, on December 3, 2020 at 10:00 a.m., Eastern Time, for the following purposes:

1. To approve a new investment advisory agreement ("New Advisory Agreement") by and between the Trust, on behalf of each Fund, and Altegris Advisors, LLC, the current investment adviser to the Funds. (Shareholders of each Fund, voting separately, must approve this proposal with respect to their Fund.) No fee increase is proposed.

2.	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Shareholders of record at the close of business on October 9, 2020 are entitled to notice of, and to vote at, the special meeting and any adjournments or postponements thereof.

WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE OR VOTE BY TELEPHONE OR VIA THE INTERNET. NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES. THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO THE SPECIAL MEETING. IT IS IMPORTANT THAT YOUR VOTE BE RECEIVED NO LATER THAN DECEMBER 3, 2020. YOU MAY ALSO VOTE BY TELEPHONE OR INTERNET USING THE INSTRUCTIONS SHOWN ON THE PROXY CARD. IF YOU HAVE ANY QUESTIONS ABOUT THE PROXY STATEMENT, PLEASE DO NOT HESITATE TO CALL OKAPI PARTNERS LLC, OUR PROXY SOLICITATION FIRM, TOLL-FREE AT 888-305-0855.

By Order of the Board of Trustees

Kevin Wolf

President

October 15, 2020

YOUR VOTE IS IMPORTANT

To assure your representation at the meeting, please complete the enclosed proxy and return it promptly in the accompanying envelope or by calling the number listed on your proxy card, whether or not you expect to be present at the meeting. If you attend the meeting, you may revoke your proxy and vote your shares in person.

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ALTEGRIS FUTURES EVOLUTION STRATEGY FUND
ALTEGRIS/AACA OPPORTUNISTIC REAL ESTATE FUND

each a series of

Northern Lights Fund Trust

with its principal offices at

225 Pictoria Drive

Cincinnati, OH 45246

PROXY STATEMENT

____________

SPECIAL MEETING OF SHAREHOLDERS

To Be Held December 3, 2020

____________

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board” or the “Trustees”) of the Northern Lights Fund Trust (the “Trust”) on behalf of the Altegris Futures Evolution Strategy Fund and Altegris/AACA Opportunistic Real Estate Fund (each a “Fund” and, together, the “Funds”), for use at the Special Meeting of Shareholders of the Trust (the “Meeting”) to be held at the offices of Thompson Hine LLP, 41 South High Street, Suite 1700, Columbus, Ohio 43215 on December 3, 2020 at 10:00 a.m., Eastern Time, and at any and all adjournments thereof. The Notice of Meeting, Proxy Statement, and accompanying form of proxy will be mailed to shareholders on or about October 21, 2020.

The Meeting has been called by the Board of Trustees of the Trust for the following purposes:

1.	To approve a new investment advisory agreement ("New Advisory Agreement") by and between the Trust, on behalf of each Fund, and Altegris Advisors, LLC, the current investment adviser to the Funds. (Shareholders of each Fund, voting separately, must approve this proposal with respect to their Fund.) No fee increase is proposed.
2.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on October 9, 2020 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.

YOUR VOTE IS VERY IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. IN ORDER TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO VOTE EITHER (1) ON THE ENCLOSED PROXY, BY DATING AND SIGNING, AND RETURNING IT PROMPTLY IN THE ENVELOPE PROVIDED, (2) BY CALLING (TOLL FREE), THE TELEPHONE NUMBER ON YOUR PROXY CARD, OR (3) BY LOGGING ONTO THE INTERNET ADDRESS ON YOUR PROXY CARD.

The Funds are sensitive to the health and travel concerns the Funds’ shareholders may have and the protocols that federal, state and local governments may impose. Due to the difficulties arising from the

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coronavirus known as COVID-19, the date, time, location or means of conducting the Special Meeting may change. In the event of such a change, the Funds will announce alternative arrangements for the Special Meeting as promptly as practicable, which may include holding the Special Meeting by means of remote communication, among other steps, but the Funds may not deliver additional soliciting materials to shareholders or otherwise amend the Fund’s proxy materials. The Funds plan to announce these changes, if any, at www.okapivote.com/Altegris and encourage you to check this website prior to the Special Meeting if you plan to attend.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on December 3, 2020, or any Postponement or Adjournment Thereof. This Notice and the Proxy Statement are available on the Internet at www.okapivote.com/Altegris. On this website, you will be able to access the Notice, the Proxy Statement, any accompanying materials and any amendments or supplements to the foregoing materials that are required to be furnished to shareholders.

A copy of each Fund’s most recent annual or semi-annual report, including financial statements and schedules, is available at no charge by sending a written request to the Fund, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788 or by calling 877-738-0333.

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PROPOSAL I

APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT BY AND BETWEEN

THE TRUST AND ALTEGRIS ADVISORS, LLC

The primary purpose of this proposal is to enable Altegris Advisors, LLC (“Altegris”) to continue to serve as the investment adviser to the Funds. To do so, the Trustees are requesting that shareholders approve a new investment advisory agreement (the “New Advisory Agreement”) between the Trust, on behalf of each Fund, and Altegris. Shareholders of each Fund, voting separately, will vote on this proposal with respect to their Fund. Altegris has served as each Fund’s investment adviser since each Fund commenced operations. Approval of the New Advisory Agreement with respect to a Fund will not result in any increase in the fee rate paid by a Fund or its shareholders. The New Advisory Agreement is substantially similar in all material respects to each Fund’s current advisory agreement with Altegris (collectively, the “Current Advisory Agreement”). The effective date of the New Advisory Agreement with respect to a Fund will be the later of the date shareholders of the Fund approve the New Advisory Agreement or upon the closing of the transaction contemplated below.

Background and Information on the Acquisition

On June 1, 2020, Artivest Holdings, Inc. and certain of its subsidiaries (together, the “Seller”) entered into a definitive agreement with Altegris Holdings, LLC (“Buyer”) to sell all of the outstanding shares of Altegris Advisors, LLC (“Altegris” or the “Adviser”) to the Buyer (the “Acquisition”). Altegris Holdings, LLC is a newly formed holding company that will as of the Closing (as defined below) be owned by Continuum Capital Managers, LLC (“Continuum”) and AV5 Acquisition, LLC (“AV5”). Continuum is owned by its two founders, Douglas Grip and Stephen Vanourny. AV5 is solely owned by Matthew Osbourne, the Adviser’s chief investment officer. The closing of the Acquisition is subject to certain conditions. Among the conditions is the approval by a majority of the shareholders of each Fund of the proposed New Advisory Agreement between Altegris and the Trust, on behalf of the Funds. The closing of the Acquisition is expected to occur in the fourth quarter of 2020 or as soon as practical thereafter (the “Closing”), provided all of the conditions to the Closing are met.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), a transaction that results in the transfer, either directly or indirectly, of ownership of more than 25% of the voting interests of an investment adviser to a third-party is presumed to constitute a “change in control” of the adviser. The 1940 Act further states that a change in control of an investment adviser causes the adviser’s advisory agreement to be “assigned,” which results in the automatic termination of the agreement by the agreement’s terms as required by the 1940 Act. Upon the closing of the Acquisition, a “change in control” of Altegris for purposes of the 1940 Act will be deemed to have occurred and to have caused the “assignment” and resulting termination of the Current Advisory Agreement.

The 1940 Act requires that advisory agreements, other than certain interim advisory agreements referred to below, be approved by a vote of a majority of the outstanding shares of a fund. Therefore, shareholders are being asked to approve the proposed New Advisory Agreement.

At a meeting held on September 14, 2020 (the “Board Meeting”), the Board of Trustees of the Trust approved the New Advisory Agreement for the Funds, subject to shareholder approval. The Trustees also approved an interim advisory agreement between the Trust, on behalf of each Fund, and Altegris (the “Interim Advisory Agreement”). The Interim Advisory Agreement allows Altegris to continue to manage the Fund while the Trustees solicit shareholder approval for the New Advisory Agreement if the Acquisition occurs before the Trust obtains shareholder approval of the New Advisory Agreement. If necessary, the Interim Advisory Agreement would become effective upon the closing of the Acquisition and would be

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effective for 150 days from such date or until the New Advisory Agreement is approved, if sooner. The terms of the Interim Advisory Agreement are substantially similar in all material respects to those of the Current Advisory Agreement, except that the date of its execution, effectiveness, and termination are changed and all fees earned by Altegris under the Interim Advisory Agreement would be held in a separate escrow account pending shareholder approval of the New Advisory Agreement. Upon approval of the New Advisory Agreement by each Fund’s shareholders, the escrowed management fees will be paid to Altegris.

Please see “Evaluation by the Board of Trustees” below for a discussion of the Trustees’ considerations in connection with approving the New Advisory Agreement.

Altegris’ sub-advisory agreements with the sub-advisers listed in “Other Information – Operation Of The Fund” below (each a “Sub-Adviser”) terminate upon the termination of the Current Advisory Agreement. The Board also approved new sub-advisory agreements with the Sub-Advisers at the Board Meeting; however, a shareholder vote is not required for these new sub-advisory agreements pursuant to the terms of an exemptive order (the “Order”) issued by the U.S. Securities and Exchange Commission (“SEC”). The Order permits Altegris to enter into and materially amend sub-advisory agreements (with non-affiliated entities) subject to the approval of the Board, including a majority of Independent Trustees, without obtaining shareholder approval. Pursuant to the Order, however, the Funds are required to provide certain information about the new sub-advisory agreements to the Funds’ shareholders, which will be provided at a later date.

Information about Adviser and the Buyer

The Adviser is currently an indirect subsidiary of Artivest Holdings Inc., a corporation that may be deemed to be controlled by (i) entities managed by Aquiline Capital Partners LLC and its affiliates, and (ii) Genstar Capital Management, LLC and its affiliates. After the Closing, Altegris will be a wholly owned subsidiary of the Buyer.

As described above, the Buyer is a newly formed holding company that will as of the Closing be owned by Continuum Capital Managers, LLC (“Continuum”) and AV5 Acquisition, LLC (“AV5”). Continuum is owned by its two founders, Douglas Grip and Stephen Vanourny. AV5 is solely owned by Matthew Osbourne.

Matthew C. Osborne, as chief investment officer of the Adviser, is responsible for oversight of investment research, product structuring and portfolio strategy. After the Closing, he will remain as chief investment officer, and also assume the role of chief executive officer, of the Adviser and continue oversight of investment research, product structuring and portfolio strategies of the Adviser. In 2002, Mr. Osborne co-founded and has since served as the chief investment officer of the Altegris group of companies (which includes the Adviser since its inception in 2010). Prior to Altegris, Mr. Osborne was the director of research for the managed investments division of Man Financial, with responsibility for manager selection and research. Previously, he had a 12-year career with a prominent family investment office in his native New Zealand. In his role as senior investment manager, Osborne was responsible for formulating investment policies and implementing a global asset allocation program that focused on alternative investments, including hedge funds, managed futures, private equity, and real assets.

Continuum is an equity investor in multiple boutique asset managers, holding investments in a select group of distinctive investment firms that include managers of mutual fund families, listed and non-listed closed-end funds and private, unregistered funds. Continuum is based near Boston, Massachusetts and was founded in 2012 by Messrs. Grip and Vanourny. As of June 30, 2020, Continuum had equity investments in three asset management firms which collectively manage approximately $8 billion in assets. Continuum seeks to empower money managers to build enduring businesses that achieve their full potential

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by providing the strategic resources necessary to accelerate growth, maximize profitability, and facilitate successful generational planning. Continuum’s business model is designed to allow investment managers to maintain an independent and entrepreneurial culture while gaining access to strategic resources and support.

Douglas C. Grip is a Founding Partner and Chief Executive Officer of Continuum. Prior to Continuum, he was a Partner of Goldman Sachs & Co, where he held various senior management and oversaw businesses with more than $100 billion under management. Prior to joining Goldman Sachs in 1996, Mr. Grip spent 12 years in a variety of roles with MFS, initially as a wholesaler and most recently as founding President of MFS Retirement Services. He was also a member of the MFS Advisory Board.

Stephen E. Vanourny is a Founding Partner of Continuum. Prior to Continuum, he was a Senior Vice President at State Street, where he was the Global Head of Strategy for the company’s $2.5 trillion asset management business. He was previously a Partner with Partners Capital, a $14 billion investment office for sophisticated institutional and high net worth investors. Prior to Partners Capital, Mr. Vanourny was a Partner with McKinsey & Co., and one of the leaders of its North American Asset Management practice.

Anticipated Effects of the Acquisition on Altegris and the Funds

The Acquisition is not expected to materially impact the business conducted by the Adviser. It is expected that, after the Acquisition, Altegris will continue under an independent organizational and operating structure. It is anticipated that Continuum and AV5 will share control of Altegris equally. The Buyer currently plans to retain the existing management team and operating structure both for the Adviser and in support of the Funds. It is currently expected that the Adviser’s management team will be retained. Investment management professionals serving Altegris’ clients are not currently expected to change as a result of the Acquisition. As noted above, the Buyer does not currently expect to materially change the Adviser’s business, operational structure or personnel; however, over time, it is expected that the Funds will enjoy certain benefits as a result of the Acquisition, as the Adviser will have more flexibility to conduct its operations and pursue opportunities without the complications that may arise from being a subsidiary of a large financial services company with diversified lines of business. The Adviser expects to be able to operate more efficiently after the Acquisition.

It is anticipated that, for a period of not more than one year, the Adviser may receive support from the Seller or its subsidiaries pursuant to a Transition Services Agreement; however, there is not expected to be any material direct impact on the Funds related to transition support services provided. The transition services to be provided pursuant to the Transition Services Agreement, and their associated costs, will not be borne by the Funds.

Section 15(f) of the 1940 Act

The Board of Trustees has been advised that the parties intend to rely on Section 15(f) of the 1940 Act, which provides a non-exclusive safe harbor whereby an owner (such as the Seller) of an investment adviser (such as the Adviser) to an investment company (such as the Trust) may receive payment or benefit in connection with the sale of an interest in the investment adviser if two conditions are satisfied. The first condition is that during the three-year period following the Closing, at least 75% of the investment company’s board must not be “interested persons” (as defined in the 1940 Act) of the investment adviser or its predecessor. The Board of Trustees currently meets this test and is expected to continue to do so after the Acquisition is completed. Second, no “unfair burden” can be imposed on the investment company as a result of the Acquisition. An “unfair burden” includes: any arrangement during the two-year period after the Acquisition where the investment adviser (or predecessor or successor adviser), or any of its “interested

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persons” (as defined in the 1940 Act), receive or is entitled to receive any compensation, directly or indirectly, (i) from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company), or (ii) from the investment company or its shareholders (other than fees for bona fide investment advisory or other services). The Buyer has agreed, following the Closing, to use its reasonable best efforts to meet the requirements of Section 15(f) of the 1940 Act. In that regard, from and after the Closing and to the extent within its control, the Buyer has agreed to conduct its businesses (and to cause each of its affiliates to conduct its business) so as to assure that the two aforementioned conditions are satisfied.

The Advisory Agreements

Under the terms of the Current Advisory Agreement and Interim Advisory Agreement, the Adviser is entitled to receive an annual fee from each Fund equal to the percentages of such Fund’s average daily net assets set forth below:

Fund	Management Fee
Altegris Futures Evolution Strategy Fund	See Advisory Fee Breakpoint table below
Altegris/AACA Opportunistic Real Estate Fund	1.30%

Advisory Fee Breakpoint Table

Portion of Net Assets	Advisory Fee
$1 billion and less	1.50%
Greater than $1 billion and less than or equal to $1.5 billion	1.40%
Greater than $1.5 billion and less than or equal to $2.0 billion	1.30%
Greater than $2.0 billion and less than or equal to $2.5 billion	1.20%
Greater than $2.5 billion and less than or equal to $3.0 billion	1.10%
Greater than $3 billion	1.00%

For such compensation, the Adviser, at its expense, continuously furnishes an investment program for each Fund, makes investment decisions on behalf of each Fund, and places all orders for the purchase and sale of portfolio securities, subject to each Fund’s investment objective, policies, and restrictions and such policies as the Trustees may determine. The Board of Trustees, including the Independent Trustees (as defined in the 1940 Act), unanimously approved the Current Advisory Agreement with respect to the Altegris Futures Evolution Fund and Altegris/AACA Opportunistic Real Estate Fund at a meeting held on September 1, 2013, as revised on September 24, 2013, November 1, 2013, December 7, 2016 and March 28, 2018.

Subject to shareholder approval, the Trust will enter into the New Advisory Agreement, on behalf of each Fund, with the Adviser. The terms and conditions of the New Advisory Agreement are identical in all material respects to those of the Current Advisory Agreement, except that the date of its execution, effectiveness, and termination are changed, and six separate agreements have been combined into one agreement. If the New Advisory Agreement with Altegris is not approved by the shareholders of one or more of the Funds, the Board of Trustees and Altegris will consider other options, including a new or modified request for shareholder approval of a new advisory agreement.

The effective date of the New Advisory Agreement for each Fund will be the later of the date shareholders of the Fund approve the New Advisory Agreement or upon the closing of the Acquisition. The New Advisory Agreement provides that it will continue in force for an initial period of two years, and from

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year to year thereafter, but only so long as its continuance is approved at least annually by the Trustees at a meeting called for that purpose or by the vote of a majority of the outstanding shares of the Trust. The New Advisory Agreement automatically terminates on assignment and is terminable upon notice by each Fund with respect to that Fund. In addition, the New Advisory Agreement may be terminated upon 60 days’ notice by the Adviser given to one or more of the Funds. In the event the Adviser ceases to manage one or more of the Funds, the right of those Funds to use the identifying name of “Altegris” may be withdrawn.

The New Advisory Agreement, like the Current Advisory Agreement, provides that the Adviser shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

The New Advisory Agreement is attached as Appendix A. You should read the New Advisory Agreement. The description in this Proxy Statement of the New Advisory Agreement is only a summary.

Information Concerning Altegris

The Adviser is a limited liability company organized under the laws of the State of Delaware and located at 1200 Prospect Street, Suite 400, La Jolla, California 92307. The names, titles, addresses, and principal occupations of the current principal executive officers of Altegris are set forth below:

Name and Address*:	Title:	Principal Occupation:
Matthew Osborne	Chief Investment Officer	Chief Investment Officer and Portfolio Manager/Artivest Holdings
Martin Beaulieu	Chief Executive Officer	Chairman and Chief Executive Officer/Artivest Holdings
Kamal Jafarnia	General Counsel and Chief Compliance Officer	Chief Legal and Compliance Officer / Artivest Holdings

* Each officer address is in care of Altegris, 1200 Prospect Street, Suite 400, La Jolla, California 92307.

For the fiscal years ended on the dates indicated below, under the Current Advisory Agreement and subject to an expense limitation agreement between Altegris and the Trust, Altegris received management fees after waiver or recapture in the following amounts:

Fund	Management Fees	Fiscal Year Ended
Altegris Futures Evolution Strategy Fund	$6,823,341	June 30, 2020
Altegris/AACA Opportunistic Real Estate Fund	$4,321,842	December 31, 2019

Evaluation by the Board of Trustees

At a meeting of the Board of Trustees held on September 14, 2020, the Board, including the Independent Trustees, deliberated whether to approve the New Advisory Agreement with the Adviser. The Trustees relied upon the advice of Counsel, and their own business judgment in determining the material factors to be considered in evaluating the New Advisory Agreement and the weight to be given to each such factor. The Trustees’ conclusions were based on an evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Agreements. The following summarizes the Trustees’ review process and the information on which their conclusions were based:

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       Nature, Extent and Quality of Service. The Trustees noted that Altegris was founded in 2002 and specialized in identifying, evaluating, selecting, and monitoring alternative strategies and managers for the purpose of offering these strategies to financial professionals and individuals seeking portfolio diversification. They also noted that Altegris managed approximately $2 billion in assets. The Trustees discussed the anticipated changes in the adviser personnel as a result of the Transaction, noting areas of continuity, and remarked positively on the educational and professional backgrounds of the firm’s key personnel who would be responsible for servicing the Altegris Funds after the Transaction. The Trustees considered that Altegris’ investment process relied on a rigorous methodology for sourcing, evaluating, qualifying and selecting effective alternative managers. The Trustees commented that Altegris implemented a comprehensive risk mitigation process that provided oversight of each portfolio manager, ensuring that each Fund’s portfolio was constructed in accordance with the respective Fund’s investment mandate, which was expected to continue. The Trustees observed that the adviser conducted a comprehensive supervision of its sub-advisers with a process that monitored performance characteristics and compliance with each Fund’s investment limitations. The Trustees found that the adviser continued to be fully engaged with its sub-advisers and fully abreast of the strategies employed by each sub-adviser. The Trustees expressed satisfaction with the adviser’s expected resources after the Transaction. The Trustees concluded that the adviser should continue to provide a high level of quality service to the Altegris Funds to the benefit of each Fund’s shareholders.

Performance.

Altegris Futures Evolution. The Trustees discussed the Fund’s investment objective and investment strategy. The Trustees noted that the Fund outperformed its peer group, Morningstar category, and benchmark average over the since inception period. They further noted that the Fund underperformed all three comparable metrics for the one-year, three-year, and five-year periods, with the recent 12-month period being the most challenging. The Trustees discussed the adviser’s rationale for the Fund’s relative underperformance being caused in-part by the unprecedented market volatility of 2020, which resulted from the Coronavirus pandemic, and coincided with substantial redemptions. The Trustees agreed the Fund had previously produced reasonable returns for shareholders, but that future performance of the Fund would continue to be monitored. The Trustees agreed that the adviser would be required to attend a future meeting of the Board prior to the next renewal date and provide a performance update.

Altegris/AACA Opportunistic Real Estate. The Trustees considered the Fund’s investment objective and principal investment strategy. The Trustees recognized the Fund’s strong performance in all time periods reported, with a five-star Morningstar rating. They noted that the Fund outperformed its peer group, Morningstar category, and benchmark average over the one-year, three-year, five-year and since inception periods. The Trustees noted that the Fund’s outperformance of comparable funds had been impressive and indicated that Altegris should continue to provide positive performance to the Fund for the benefit of shareholders.

Fees and Expenses.

Altegris Futures Evolution. The Trustees reviewed the Fund’s current and proposed advisory fee of 1.50% (with breakpoints at various levels) and considered the fee relative to the fees charged by funds in the Broadridge selected peer group and Morningstar category. They acknowledged that Altegris’ maximum advisory fee was higher than the Fund’s Morningstar category median and average and slightly higher than its peer group median and average of 1.45%. They discussed that the advisory fee was within the range of both comparable metrics. They discussed the Fund’s net expense ratio, noting that it was slightly higher than its peer group median and average and higher than its Morningstar category median and average. They again noted that it was well within the range of both comparable metrics. The Trustees further noted that the Transaction would not result in an unfair burden to shareholders because the proposed

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advisory fee was the same as the current advisory fee. After further discussion, the Trustees concluded that the Fund’s advisory fee was not unreasonable.

Altegris/AACA Opportunistic Real Estate. The Trustees noted the adviser would continue to charge the Fund an advisory fee of 1.30%. The Trustees reviewed comparable fees of funds and observed that the Fund’s advisory fee was higher than the Fund’s Morningstar category median and average as well as higher than the Broadridge selected peer group median and average. They noted that the fee was the highest among the peer group and the Morningstar category. They acknowledged the Fund’s net expense ratio was higher than the Morningstar category and peer group median and average respectively. The Trustees noted the adviser’s observation that the Fund was different than most funds in its peer group and Morningstar category because it employed a shorting strategy, which allowed investors to potentially benefit from both short-term and long-term gains. The Trustees further noted that the Transaction would not result in an unfair burden to shareholders because the proposed advisory fee was the same as the current advisory fee. The Trustees concluded that the Fund’s advisory fee was not unreasonable.

Economies of Scale. The Trustees considered whether economies of scale will be reached with respect to the management of the Funds.

Altegris Futures Evolution. The Trustees considered whether economies of scale would be realized by the adviser in connection with Altegris’ advisory services. They noted that the advisory fee for the Fund included breakpoints that result in lower fees beginning at $1 billion in Fund assets. They considered the impact of the sub-advisory fee on the ability of Altegris to realize economies of scale, and that the sub-advisory fee also included non-standard breakpoints. The Trustees discussed the impact of the sub-adviser fee paid by Altegris and its breakpoints, noting the variation between the breakpoint schedules. The Trustees concluded that the breakpoints remained appropriate.

Altegris/AACA Opportunistic Real Estate. The Trustees considered the adviser’s statement that at current asset levels, the adviser does not believe the Fund will benefit from economies of scale, but that the adviser indicated it would be willing to discuss breakpoints in the advisory fee if the Fund’s assets reached higher asset levels. They noted that the adviser was providing some limits on expenses incurred by shareholders through the expense limitation agreement. They considered the impact of the sub-advisory fee on the ability of Altegris to realize economies of scale, and that the sub-advisory fee did not include breakpoints. The Trustees concluded that at this time the absence of breakpoints was reasonable and agreed to consider implementing breakpoints as the Fund’s assets increased.

Profitability. The Trustees considered the anticipated profits Altegris would realize in connection with managing the Funds and whether the estimated amount of profit is a fair entrepreneurial profit with respect to the services to be provided to the Funds. The Trustees reviewed the projected (pro-forma) profitability analysis provided by Altegris with respect to each Altegris Fund and noted that the adviser estimated that it would realize a profit with respect to each Fund over the initial two-year period of the new advisory agreement. They discussed the impact of the fee waiver on the Adviser’s profits related to Futures Evolution. They also discussed the advisory fees relative to the sub-advisory fees of each Fund, the allocation of responsibilities among the Adviser and the sub-adviser to each Fund, and the reasonableness of the fees and profits based in those allocations. They noted that adviser’s stated profits appeared reasonable in terms of actual dollars and as a percentage of revenue. They considered the adviser’s assertion that it would devote significant resources and personnel to manage the Funds and supervise the sub-advisers, and concluded that, with respect to each Fund, excessive profitability was not a concern at this time.

Conclusion. Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by

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the advice of Counsel, the Board concluded that the advisory fee structure is reasonable and that approval of the Advisory Agreement is in the best interests of the shareholders of the Funds. The Trustees further concluded that the Advisory Agreement and related transaction meet the requirements of Section 15 of the 1940 Act such that there will be no unfair burden on the Funds or shareholders, and that the Board will remain at least 75% independent.

As a result of their considerations, the Board of Trustees, including all of the Independent Trustees, determined that the proposed New Advisory Agreement is in the best interests of each Fund and its shareholders. Accordingly, the Board of Trustees, by separate vote of the Independent Trustees and a majority of the Board of Trustees, unanimously approved the New Advisory Agreement and voted to recommend it to shareholders for approval.

Accordingly, the Board of Trustees of the Trust, including the Independent Trustees, recommends that shareholders of each Fund vote “FOR” approval of the New Advisory Agreement.

OTHER INFORMATION

OPERATION OF THE FUNDS

Each Fund is a non-diversified series of the Northern Lights Fund Trust, an open-end investment management company organized as a Delaware statutory trust and formed by an Agreement and Declaration of Trust on January 19, 2005. The Trust’s principal executive offices are located at 17605 Wright Street, Omaha, NE 68154-1150. The Board of Trustees supervises the business activities of the Funds. Like other mutual funds, the Funds retain various organizations to perform specialized services. The Funds currently retain Altegris as Fund manager and investment adviser. The Sub-Advisers listed below and located at the addresses below, serve as a sub-adviser to one or more Funds as indicated below. Northern Lights Distributors, LLC, located at 17605 Wright Street, Omaha, Nebraska 68130, serves as principal underwriter and distributor of the Funds. Gemini Fund Services, LLC provides the Funds with transfer agent, accounting, and administrative services.  Northern Lights Compliance Services provides the Funds with compliance services.

Fund	Sub-Adviser and Address
Altegris Futures Evolution Strategy Fund	DoubleLine Capital LP 333 South Grand Avenue Suite 1800 Los Angeles, CA 90071
Altegris/AACA Opportunistic Real Estate Fund	American Assets Capital Advisers, LLC 11455 El Camino Real, Suite 300 San Diego, CA 92130

THE PROXY

The Board of Trustees solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting. A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the Meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted: for approval of the proposed New Advisory Agreement and, at the discretion of the holders of the proxy, on any other matter that may come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of

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this Proxy Statement. You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the President of the Trust revoking the proxy, or (3) attending and voting in person at the Meeting.

VOTING SECURITIES AND VOTING

As of the Record Date, there were the number of shares of beneficial interest of each Fund issued and outstanding as set forth below:

Fund	Shares Issued and Outstanding
Altegris Futures Evolution Strategy Fund	Class A:1,013,215 Class C: 781,689 Class I: 25,181,591 Class N: 5,126,166
Altegris/AACA Opportunistic Real Estate Fund	Class A: 1.095,841 Class I: 22,158,610 Class N: 1,610,803

All shareholders of record of the Funds on the Record Date are entitled to vote at the Meeting on Proposal 1. Shareholders of each Fund will vote separately with respect to their Fund. Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting.

Each Fund will vote separately, and an affirmative vote of the holders of a majority of the outstanding shares of a Fund is required for the approval of the proposed New Advisory Agreement with respect to that Fund. As defined in the 1940 Act, a vote of the holders of a majority of the outstanding shares of a Fund means the vote of (1) 67% or more of the voting shares of the Fund present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the Fund, whichever is less.

Broker non-votes and abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares of each Fund represented at the Meeting, but they are not affirmative votes for any proposal. As a result, with respect to approval of the proposed New Advisory Agreement, non-votes and abstentions will have the same effect as a vote against the proposal because the required vote is a percentage of the shares present or outstanding.

Security Ownership of Management AND
Certain Beneficial Owners

To the best knowledge of the Trust, except as listed below, there were no Trustees or officers of the Trust or other shareholders who were the beneficial owners of more than 5% of the outstanding shares of any Fund on the Record Date. As of the Record Date, the Trust knows of no other person (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) that beneficially owns more than 5% of the outstanding shares of any Fund.

The record owners of more than 5% of the outstanding shares of each Fund on the Record Date are listed in the following table.

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Name & Address	Shares	Percentage of Share Class

Altegris Futures Evolution Strategy Fund
Class A
Ameritrade Inc.	241,550	23.84%
PO Box 2226
Omaha, NE 68103

LPL Financial	141,125	13.93%
4707 Executive Drive
San Diego, CA 92121

Pershing LLC	117,639	11.61%
PO Box 2052
Jersey City, NJ 07303

UBS WM	117,387	11.59%
1000 Harbor Blvd
Weehawken, NJ 07086

LPL Financial	53,944	5.32%
4707 Executive Drive
San Diego, CA 92121

Altegris Futures Evolution Strategy Fund
Class C
Pershing LLC	210,652	26.95%
PO Box 2052
Jersey City, NJ 07303

UBS WM	166,492	21.30%
1000 Harbor Blvd
Weehawken, NJ 07086

Altegris Futures Evolution Strategy Fund
Class I
National Financial Services, LLC	6,664,016	26.46%
499 Washington Blvd
Jersey City, NJ 07310

Charles Schwab	3,800,251	15.09%
211 Main Street
San Francisco, CA 94105

Ameritrade Inc.	2,546,434	10.11%
PO Box 2226
Omaha, NE 68103

Pershing LLC	1,956,607	7.77%
PO Box 2052
Jersey City, NJ 07303
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UBS WM	1,811,001	7.19%
1000 Harbor Blvd
Weehawken, NJ 07086

Altegris Futures Evolution Strategy Fund
Class N
Charles Schwab	3,678,817	71.77%
211 Main Street
San Francisco, CA 94105

Altegris/AACA Opportunistic Real Estate Fund
Class A
Ameritrade Inc.	268,432	24.50%
PO Box 2226
Omaha, NE 68103

Pershing LLC	125,576	11.46%
PO Box 2052
Jersey City, NJ 07303

Charles Schwab	78,231	7.14%
211 Main Street
San Francisco, CA 94105

Saxon & Co	70,055	6.39%
Po Box 94597
Cleveland OH 44101

Morgan Stanley Smith Barney	56,061	5.12%
4707 Executive Drive
San Diego, CA 92121

Altegris/AACA Opportunistic Real Estate Fund
Class I
Charles Schwab	3,816,305	17.22%
211 Main Street
San Francisco, CA 94105

National Financial Services, LLC	3,533,776	15.95%
499 Washington Blvd
Jersey City, NJ 07310

Ameritrade Inc.	1,528,327	6.90%
PO Box 2226
Omaha, NE 68103

Kentucky Farm Bureau	1,114,193	5.03%
PO Box 20700
Louisville, KY 40250
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Altegris/AACA Opportunistic Real Estate Fund
Class N
Ameritrade Inc.	295,699	18.36%
PO Box 2226
Omaha, NE 68103

Charles Schwab	253,116	15.71%
211 Main Street
San Francisco, CA 94105

Charles Schwab	83,686	5.20%
211 Main Street
San Francisco, CA 94105

Shareholders owning more than 25% of the shares of a Fund are considered to “control” the Fund, as that term is defined under the 1940 Act. Persons controlling a Fund can determine the outcome of any proposal submitted to the shareholders for approval. As a group, the Trustees and officers of the Trust owned less than 1% of the outstanding shares of each Fund as of the Record Date. As a result, the Trustees and officers as a group are not deemed to control the Funds.

SHAREHOLDER PROPOSALS

The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the SEC, shareholder proposals may, under certain conditions, be included in the Trust’s Proxy Statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required. Any shareholder proposal should be sent to Richard Malinowski, Esq., Secretary, Northern Lights Fund Trust, c/o Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788.

COST OF SOLICITATION

The Board of Trustees of the Trust is making this solicitation of proxies. The Trust has engaged Okapi Partners LLC, a proxy solicitation firm (the “Proxy Solicitor”), to assist in the solicitation. The estimated fees anticipated to be paid to the Proxy Solicitor for solicitation services are approximately $115,000. The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the meeting and the cost of soliciting proxies will be borne by Altegris. In addition to solicitation by mail, the Trust will request banks, brokers and other custodial nominees and fiduciaries, to supply proxy materials to the respective beneficial owners of shares of the Funds of whom they have knowledge, and Altegris will reimburse them for their expenses in so doing. Certain officers, employees and agents of the Trust and Altegris may solicit proxies in person or by telephone, facsimile transmission, or mail, for which they will not receive any special compensation.

OTHER MATTERS

The Trust’s Board of Trustees knows of no other matters to be presented at the Meeting other than as set forth above. If any other matters properly come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares

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represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

PROXY DELIVERY

If you and another shareholder share the same address, the Trust may only send one Proxy Statement unless you or the other shareholder(s) request otherwise. Call or write to the Trust if you wish to receive a separate copy of the Proxy Statement, and the Trust will promptly mail a copy to you. You may also call or write to the Trust if you wish to receive a separate proxy in the future or if you are receiving multiple copies now and wish to receive a single copy in the future. For such requests, call the Trust at (631) 470-2600, or write the Trust at 17605 Wright Street, Omaha, NE 68154-1150.

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Important Notice Regarding the Availability of Proxy materials for the Shareholder Meeting to be Held on December 3, 2020

This Notice and the Proxy Statement are available on the Internet at www.okapivote.com/Altegris. On this website, you will be able to access the Notice, the Proxy Statement, any accompanying materials and any amendments or supplements to the foregoing materials that are required to be furnished to shareholders.

BY ORDER OF THE BOARD OF TRUSTEES

Kevin Wolf, President

Dated October 15, 2020

Please date and sign the enclosed proxy and return it promptly in the enclosed reply envelope OR CALL THE NUMBER LISTED ON YOUR PROXY CARD.

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Appendix A

INVESTMENT ADVISORY AGREEMENT

Between

NORTHERN LIGHTS FUND TRUST

and

ALTEGRIS ADVISORS, LLC

AGREEMENT (the "Agreement"), made as of [XXX], 2020 (the “Effective Date”) between Northern Lights Fund Trust, a Delaware statutory trust (the "Trust") and Altegris Advisors, LLC, a Delaware Limited Liability Company (the "Adviser") located at 1200 Prospect Street, Suite 400, La Jolla, California 92037.

RECITALS:

WHEREAS, the Trust is an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Act");

WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series, each having its own investment objective or objectives, policies and limitations;

WHEREAS, the Trust offers shares in the series named on Appendix A hereto (such series, together with all other series subsequently established by the Trust and made subject to this Agreement in accordance with Section 1.3, being herein referred to as a "Fund," and collectively as the "Funds");

WHEREAS, the Adviser is or soon will be registered as an investment adviser under the Investment Advisers Act of 1940; and

WHEREAS, the Trust desires to retain the Adviser to render investment advisory services to the Trust with respect to each Fund in the manner and on the terms and conditions hereinafter set forth;

NOW, THEREFORE, the parties hereto agree as follows:

1.	Services of the Adviser.

1.1   Investment Advisory Services. The Adviser shall act as the investment adviser to each Fund and, as such, shall (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities hereunder, (ii) formulate a continuing program for the investment of the assets of each Fund in a manner consistent with its investment objective(s), policies and restrictions, and (iii) determine from time to time securities to be purchased, sold, retained or lent by each Fund, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Adviser will place orders pursuant to its investment determinations either directly with the issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and to brokers who provide the Adviser with research, analysis, advice and similar services and pay such brokers in return a higher

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commission than may be charged by other brokers.

The Trust hereby authorizes any entity or person associated with the Adviser or any sub- adviser retained by the Adviser pursuant to Section 9 of this Agreement, which is a member of a national securities exchange, to effect any transaction on the exchange for the account of the Trust which is permitted by Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2- 2(T) thereunder, and the Trust hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv).

The Adviser shall carry out its duties with respect to each Fund's investments in accordance with applicable law and the investment objectives, policies and restrictions set forth in each Fund's then-current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser.

1.2   Administrative Services. The Trust has engaged the services of an administrator. The Adviser shall provide such additional administrative services as reasonably requested by the Board of Trustees or officers of the Trust; provided, that the Adviser shall not have any obligation to provide under this Agreement any direct or indirect services to Trust shareholders, any services related to the distribution of Trust shares, or any other services which are the subject of a separate agreement or arrangement between the Trust and the Adviser. Subject to the foregoing, in providing administrative services hereunder, the Adviser shall:

1.2.1   Office Space, Equipment and Facilities. Provide such office space, office equipment and office facilities as are adequate to fulfill the Adviser’s obligations hereunder.

1.2.2  Personnel. Provide, without remuneration from or other cost to the Trust, the services of individuals competent to perform the administrative functions which are not performed by employees or other agents engaged by the Trust or by the Adviser acting in some other capacity pursuant to a separate agreement or arrangement with the Trust.

1.2.3   Agents. Assist the Trust in selecting and coordinating the activities of the other agents engaged by the Trust, including the Trust's shareholder servicing agent, custodian, administrator, independent auditors and legal counsel.

1.2.4     Trustees and Officers. Authorize and permit the Adviser's directors, officers and employees who may be elected or appointed as Trustees or officers of the Trust to serve in such capacities, without remuneration from or other cost to the Trust.

1.2.5   Books and Records. Assure that all financial, accounting and other records required to be maintained and preserved by the Adviser on behalf of the Trust are maintained and preserved by it in accordance with applicable laws and regulations.

1.2.6   Reports and Filings. Assist in the preparation of (but not pay for) all periodic reports by the Fund to its shareholders and all reports and filings required to maintain the registration and qualification of the Funds and Fund shares, or to meet other regulatory or tax requirements applicable to the Fund, under federal and state securities and tax laws.

1.3    Additional Series. In the event that the Trust establishes one or more series after the effectiveness of this Agreement ("Additional Series"), Appendix A to this Agreement may be amended to make such Additional Series subject to this Agreement upon the approval of the Board of Trustees of the Trust and the shareholder(s) of the Additional Series, in accordance with the provisions of the Act. The Trust or the Adviser may elect not to make any such series subject to this Agreement.

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1.4   Changes in Management or Control. The Adviser shall provide at least sixty (60) days' prior written notice to the Trust of any change in the ownership or management of the Adviser, or any event or action that may constitute a change in “control,” as that term is defined in Section 2 of the Act. The Adviser shall provide prompt notice of any change in the portfolio manager(s) responsible for the day-to-day management of the Funds.

2.	Expenses of the Funds.

2.1   Expenses to be Paid by Adviser. The Adviser shall pay all salaries, expenses and fees of the officers, Trustees and employees of the Trust who are officers, directors, members or employees of the Adviser.

In the event that the Adviser pays or assumes any expenses of the Trust not required to be paid or assumed by the Adviser under this Agreement, the Adviser shall not be obligated hereby to pay or assume the same or any similar expense in the future; provided, that nothing herein contained shall be deemed to relieve the Adviser of any obligation to the Funds under any separate agreement or arrangement between the parties.

2.2   Expenses to be Paid by the Fund. Each Fund shall bear all expenses of its operation, except those specifically allocated to the Adviser under this Agreement or under any separate agreement between the Trust and the Adviser. Subject to any separate agreement or arrangement between the Trust and the Adviser, the expenses hereby allocated to the Fund, and not to the Adviser, include but are not limited to:

2.2.1    Custody. All charges of depositories, custodians, and other agents for the transfer, receipt, safekeeping, and servicing of the Fund's cash, securities, and other property.

2.2.2   Shareholder Servicing. All expenses of maintaining and servicing shareholder accounts, including but not limited to the charges of any shareholder servicing agent, dividend disbursing agent, transfer agent or other agent engaged by the Trust to service shareholder accounts.

2.2.3  Shareholder Reports. All expenses of preparing, setting in type, printing and distributing reports and other communications to shareholders.

2.2.4   Prospectuses. All expenses of preparing, converting to EDGAR format, filing with the Securities and Exchange Commission or other appropriate regulatory body, setting in type, printing and mailing annual or more frequent revisions of the Fund's Prospectus and Statement of Additional Information and any supplements thereto and of supplying them to shareholders.

2.2.5   Pricing and Portfolio Valuation. All expenses of computing the Fund's net asset value per share, including any equipment or services obtained for the purpose of pricing shares or valuing the Fund's investment portfolio.

2.2.6    Communications. All charges for equipment or services used for communications between the Adviser or the Trust and any custodian, shareholder servicing agent, portfolio accounting services agent, or other agent engaged by the Trust.

2.2.7   Legal and Accounting Fees. All charges for services and expenses of the Trust's legal counsel and independent accountants.

2.2.8   Trustees' Fees and Expenses. All compensation of Trustees other than those affiliated with the Adviser, all expenses incurred in connection with such unaffiliated Trustees' services as Trustees, and all

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other expenses of meetings of the Trustees and committees of the Trustees.

2.2.9    Shareholder Meetings. All expenses incidental to holding meetings of shareholders, including the printing of notices and proxy materials, and proxy solicitations therefor.

2.2.10    Federal Registration Fees. All fees and expenses of registering and maintaining the registration of the Fund under the Act and the registration of the Fund's shares under the Securities Act of 1933 (the "1933 Act"), including all fees and expenses incurred in connection with the preparation, converting to EDGAR format, setting in type, printing, and filing of any Registration Statement, Prospectus and Statement of Additional Information under the 1933 Act or the Act, and any amendments or supplements that may be made from time to time.

2.2.11   State Registration Fees. All fees and expenses of taking required action to permit the offer and sale of the Fund's shares under securities laws of various states or jurisdictions, and of registration and qualification of the Fund under all other laws applicable to the Trust or its business activities (including registering the Trust as a broker-dealer, or any officer of the Trust or any person as agent or salesperson of the Trust in any state).

2.2.12   Confirmations. All expenses incurred in connection with the issue and transfer of Fund shares, including the expenses of confirming all share transactions.

2.2.13   Bonding and Insurance. All expenses of bond, liability, and other insurance coverage required by law or regulation or deemed advisable by the Trustees of the Trust, including, without limitation, such bond, liability and other insurance expenses that may from time to time be allocated to the Fund in a manner approved by its Trustees.

2.2.14   Brokerage Commissions. All brokers' commissions and other charges incident to the purchase, sale or lending of the Fund's portfolio securities.

2.2.15    Taxes. All taxes or governmental fees payable by or with respect to the Fund to federal, state or other governmental agencies, domestic or foreign, including stamp or other transfer taxes.

2.2.16   Trade Association Fees. All fees, dues and other expenses incurred in connection with the Trust's membership in any trade association or other investment organization.

2.2.18     Compliance Fees. All charges for services and expenses of the Trust's Chief Compliance Officer.

2.2.19     Nonrecurring and Extraordinary Expenses. Such nonrecurring and extraordinary expenses as may arise including the costs of actions, suits, or proceedings to which the Trust is a party and the expenses the Trust may incur as a result of its legal obligation to provide indemnification to its officers, Trustees and agents.

3.	Advisory Fee.

As compensation for all services rendered, facilities provided and expenses paid or assumed by the Adviser under this Agreement, each Fund shall pay the Adviser on the last day of each month, or as promptly as possible thereafter, a fee calculated by applying a monthly rate, based on an annual percentage rate, to the Fund's average daily net assets for the month. The annual percentage rate applicable to each Fund is set forth in Appendix A to this Agreement, as it may be amended from time to time in accordance with Section 1.3 of this Agreement. If this Agreement shall be effective for only a portion of a month with respect to a Fund, the aforesaid fee shall be prorated for the portion of such month during which this Agreement is in effect for the Fund.

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4.	Proxy Voting.

The Adviser will vote, or make arrangements to have voted, all proxies solicited by or with respect to the issuers of securities in which assets of a Fund may be invested from time to time. Such proxies will be voted in a manner that you deem, in good faith, to be in the best interest of the Fund and in accordance with your proxy voting policy. You agree to provide a copy of your proxy voting policy to the Trust prior to the execution of this Agreement, and any amendments thereto promptly.

5.	Records.

5.1   Tax Treatment. Both the Adviser and the Trust shall maintain, or arrange for others to maintain, the books and records of the Trust in such a manner that treats each Fund as a separate entity for federal income tax purposes.

5.2   Ownership. All records required to be maintained and preserved by the Trust pursuant to the provisions or rules or regulations of the Securities and Exchange Commission under Section 31(a) of the Act and maintained and preserved by the Adviser on behalf of the Trust are the property of the Trust and shall be surrendered by the Adviser promptly on request by the Trust; provided, that the Adviser may at its own expense make and retain copies of any such records.

6.	Reports to Adviser.

The Trust shall furnish or otherwise make available to the Adviser such copies of each Fund's Prospectus, Statement of Additional Information, financial statements, proxy statements, reports and other information relating to its business and affairs as the Adviser may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement.

7.	Reports to the Trust.

The Adviser shall prepare and furnish to the Trust such reports, statistical data and other information in such form and at such intervals as the Trust may reasonably request.

8.	Code of Ethics.

The Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Act and will provide the Trust with a copy of the code and evidence of its adoption. Within 45 days of the last calendar quarter of each year while this Agreement is in effect, the Adviser will provide to the Board of Trustees of the Trust a written report that describes any issues arising under the code of ethics since the last report to the Board of Trustees, including, but not limited to, information about material violations of the code and sanctions imposed in response to the material violations; and which certifies that the Adviser has adopted procedures reasonably necessary to prevent "access persons" (as that term is defined in Rule 17j-

1) from violating the code.

9.	Retention of Sub-Adviser.
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Subject to the Trust's obtaining the initial and periodic approvals required under Section 15 of the Act, the Adviser may retain one or more sub-advisers, at the Adviser's own cost and expense, for the purpose of managing the investments of the assets of one or more Funds of the Trust. Retention of one or more sub-advisers shall in no way reduce the responsibilities or obligations of the Adviser under this Agreement and the Adviser shall, subject to Section 11 of this Agreement, be responsible to the Trust for all acts or omissions of any sub-adviser in connection with the performance of the Adviser's duties hereunder. The Adviser shall provide advance notice to the Trust of any proposed change in the fee paid by the Adviser to a sub-adviser. Any change in sub- advisory fee is subject to the review and approval of the Trust’s Board of Trustees and may require shareholder approval.

10.	Services to Other Clients.

Nothing herein contained shall limit the freedom of the Adviser or any affiliated person of the Adviser to render investment management and administrative services to other investment companies, to act as investment adviser or investment counselor to other persons, firms or corporations, or to engage in other business activities.

11.	Limitation of Liability of Adviser and its Personnel.

Neither the Adviser nor any director, manager, officer or employee of the Adviser performing services for the Trust at the direction or request of the Adviser in connection with the Adviser's discharge of its obligations hereunder shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with any matter to which this Agreement relates, and the Adviser shall not be responsible for any action of the Trustees of the Trust in following or declining to follow any advice or recommendation of the Adviser or any sub-adviser retained by the Adviser pursuant to Section 9 of this Agreement; PROVIDED, that nothing herein contained shall be construed (i) to protect the Adviser against any liability to the Trust or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Adviser's duties, or by reason of the Adviser's reckless disregard of its obligations and duties under this Agreement, or

(ii) to protect any director, manager, officer or employee of the Adviser who is or was a Trustee or officer of the Trust against any liability of the Trust or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office with the Trust.

12.	Effect of Agreement.

Nothing herein contained shall be deemed to require to the Trust to take any action contrary to its Declaration of Trust or its By-Laws or any applicable law, regulation or order to which it is subject or by which it is bound, or to relieve or deprive the Trustees of the Trust of their responsibility for and control of the conduct of the business and affairs of the Trust.

13.	Term of Agreement.

The term of this Agreement shall begin on the Effective Date first above written, and unless sooner terminated as hereinafter provided, this Agreement shall remain in effect for a period of two years. Thereafter, this Agreement shall continue in effect with respect to each Fund from year to year, subject to the termination provisions and all other terms and conditions hereof; PROVIDED, such continuance with respect to a Fund is approved at least annually by vote of the holders of a majority of the outstanding voting securities of the Fund or by the Trustees of the

22

Trust; PROVIDED, that in either event such continuance is also approved annually by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto. The Adviser shall furnish to the Trust, promptly upon its request, such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal or amendment thereof.

14.	Amendment or Assignment of Agreement.

Any amendment to this Agreement shall be in writing signed by the parties hereto; PROVIDED, that no such amendment shall be effective unless authorized (i) by resolution of the Trustees of the Trust, including the vote or written consent of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, and (ii) by vote of a majority of the outstanding voting securities of the Fund affected by such amendment as required by applicable law. This Agreement shall terminate automatically and immediately in the event of its assignment.

15.	Termination of Agreement.

This Agreement may be terminated as to any Fund at any time by either party hereto, without the payment of any penalty, upon sixty (60) days' prior written notice to the other party; PROVIDED, that in the case of termination by any Fund, such action shall have been authorized

(i)  by resolution of the Trust's Board of Trustees, including the vote or written consent of Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, or

(ii)	by vote of majority of the outstanding voting securities of the Fund.

16.	Use of Name.

The Trust is named the Northern Lights Fund Trust and each Fund may be identified, in part, by the name "Northern Lights."

17.	Declaration of Trust.

The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust's Declaration of Trust and agrees that the obligations assumed by the Trust or a Fund, as the case may be, pursuant to this Agreement shall be limited in all cases to the Trust or a Fund, as the case may be, and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Trust. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Fund under the Declaration of Trust are separate and distinct from those of any and all other Funds. The Adviser further understands and agrees that no Fund of the Trust shall be liable for any claims against any other Fund of the Trust and that the Adviser must look solely to the assets of the pertinent Fund of the Trust for the enforcement or satisfaction of any claims against the Trust with respect to that Fund.

18.	Confidentiality.

The Adviser agrees to treat all records and other information relating to the Trust and the securities holdings of the Funds as confidential and shall not disclose any such records or information to any other person unless (i) the Board of Trustees of the Trust has approved the disclosure or (ii) such disclosure is compelled by law. In addition, the Adviser and the Adviser's

23

officers, directors and employees are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund's portfolio holdings. The Adviser agrees that, consistent with the Adviser's Code of Ethics, neither the Adviser nor the Adviser's officers, directors, members or employees may engage in personal securities transactions based on nonpublic information about a Fund's portfolio holdings.

19.   This Agreement shall be governed and construed in accordance with the laws of the State of New York.

20.	Interpretation and Definition of Terms.

Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act shall be resolved by reference to such term or provision of the Act and to interpretation thereof, if any, by the United States courts, or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission validly issued pursuant to the Act. Specifically, the terms "vote of a majority of the outstanding voting securities," "interested persons," "assignment" and "affiliated person," as used in this Agreement shall have the meanings assigned to them by Section 2(a) of the Act. In addition, when the effect of a requirement of the Act reflected in any provision of this Agreement is modified, interpreted or relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

21.	Captions.

The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

22.	Execution in Counterparts.

This Agreement may be executed simultaneously in counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument.

[Signature Page Follows]

24

IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the Effective Date first above written.

NORTHERN LIGHTS FUND TRUST

By:

Name: Richard Malinowski

Title: Vice President

ALTEGRIS ADVISORS, L.L.C.

By:

Name: Matthew Osborne

Title:

25

NORTHERN LIGHTS FUND TRUST INVESTMENT ADVISORY AGREEMENT

APPENDIX A

NAME OF FUND

ANNUAL ADVISORY FEE AS A % OF AVERAGE NET ASSETS OF THE FUND

ALTEGRIS FUTURES EVOLUTION STRATEGY FUND

See Advisory Fee Breakpoint Table (1) *

ALTEGRIS/AACA REAL ESTATE	1.30%

OPPORTUNISTIC FUND

*(1) Advisory Fee Breakpoint Table

Portion of Net Assets	Advisory Fee
$1 billion and less	1.50%
Greater than $1 billion and less than or equal to $1.5 billion	1.40%
Greater than $1.5 billion and less than or equal to $2.0 billion	1.30%
Greater than $2.0 billion and less than or equal to $2.5 billion	1.20%
Greater than $2.5 billion and less than or equal to $3.0 billion	1.10%
Greater than $3 billion	1.00%
26

PROXY NORTHERN LIGHTS FUND TRUST PROXY

ALTEGRIS FUTURES EVOLUTION STRATEGY FUND

The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints Kevin E. Wolf, Richard Malinowski and Stephanie Shearer each the attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the "Meeting") of Northern Lights Fund Trust (the "Trust") to be held at the offices of Thompson Hine LLP, 41 South High Street, Suite 1700, Columbus, Ohio 43215, on December 3, 2020 at 10 a.m., Eastern time, and at any and all adjournments or postponement(s) thereof all shares of beneficial interest of the above-mentioned Fund, on the proposal set forth below and any other matters properly brought before the Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. THIS PROXY CARD WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY CARD PROXY CARD WILL BE VOTED "FOR" PROPOSAL 1. THE PROXIES ARE AUTHORIZED, IN THEIR DISCRETION, TO VOTE UPON SUCH MATTERS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS.

Receipt of Notice of Meeting and Proxy Statement is hereby acknowledged.

CONTROL #:

SHARES:

Note: Please date and sign exactly as the name appears on this proxy card. When shares are held by joint owners/tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person.

____
Signature(s) (Title(s), if applicable)

____

____
Date

PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY USING THE ENCLOSED ENVELOPE

CONTINUED ON THE REVERSE SIDE

EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

THERE ARE 3 EASY WAYS TO VOTE YOUR PROXY:

1. **By Phone:** Call Okapi Partners toll-free at: **(855) 305-0855** to vote with a live proxy services representative. Representatives are available to take your vote or to answer any questions Monday through Friday 9:00 AM to 9:00 PM (EST) and Saturday 12:00 PM to 5:00 PM (EST).

OR

2. **By Internet:** Refer to your proxy card for the control number and go to: **www.OkapiVote.com/Altegris2020** and follow the simple on-screen instructions.

OR

3. **By Mail:** Sign, Date, and Return this proxy card using the enclosed postage-paid envelope.

If possible, please utilize option 1 or 2 to ensure that your vote is received and registered in time for the meeting on December 3, 2020

THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS A VOTE "FOR" PROPOSAL 1

	FOR	AGAINST	ABSTAIN
1. To approve a new investment advisory agreement between the Trust, on behalf of the above-mentioned Fund and Altegris Advisors, LLC.	☐	☐	☐

You may have received more than one proxy card due to multiple investments in the Funds.

PLEASE REMEMBER TO VOTE ALL OF YOUR PROXY CARDS!

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE UPPER PORTION IN THE ENCLOSED ENVELOPE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

THE PROXY STATEMENT AND THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS FOR THIS MEETING ARE AVAILABLE AT: HTTP://WWW.OKAPIVOTE.COM/ALTEGRIS

PROXY NORTHERN LIGHTS FUND TRUST PROXY

ALTEGRIS/AACA REAL ESTATE OPPORTUNISTIC FUND

The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints Kevin E. Wolf, Richard Malinowski and Stephanie Shearer each the attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the "Meeting") of Northern Lights Fund Trust (the "Trust") to be held at the offices of Thompson Hine LLP, 41 South High Street, Suite 1700, Columbus, Ohio 43215, on December 3, 2020 at 10 a.m., Eastern time, and at any and all adjournments or postponement(s) thereof all shares of beneficial interest of the above-mentioned Fund, on the proposal set forth below and any other matters properly brought before the Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. THIS PROXY CARD WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY CARD PROXY CARD WILL BE VOTED "FOR" PROPOSAL 1. THE PROXIES ARE AUTHORIZED, IN THEIR DISCRETION, TO VOTE UPON SUCH MATTERS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS.

Receipt of Notice of Meeting and Proxy Statement is hereby acknowledged.

CONTROL #:

SHARES:

Note: Please date and sign exactly as the name appears on this proxy card. When shares are held by joint owners/tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person.

____
Signature(s) (Title(s), if applicable)

____

____
Date

PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY USING THE ENCLOSED ENVELOPE

CONTINUED ON THE REVERSE SIDE

EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

THERE ARE 3 EASY WAYS TO VOTE YOUR PROXY:

1. **By Phone:** Call Okapi Partners toll-free at: **(855) 305-0855** to vote with a live proxy services representative. Representatives are available to take your vote or to answer any questions Monday through Friday 9:00 AM to 9:00 PM (EST) and Saturday 12:00 PM to 5:00 PM (EST).

OR

2. **By Internet:** Refer to your proxy card for the control number and go to: **www.OkapiVote.com/Altegris2020** and follow the simple on-screen instructions.

OR

3. **By Mail:** Sign, Date, and Return this proxy card using the enclosed postage-paid envelope.

If possible, please utilize option 1 or 2 to ensure that your vote is received and registered in time for the meeting on December 3, 2020

THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS A VOTE "FOR" PROPOSAL 1

	FOR	AGAINST	ABSTAIN
2. To approve a new investment advisory agreement between the Trust, on behalf of the above-mentioned Fund and Altegris Advisors, LLC.	☐	☐	☐

You may have received more than one proxy card due to multiple investments in the Funds.

PLEASE REMEMBER TO VOTE ALL OF YOUR PROXY CARDS!

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE UPPER PORTION IN THE ENCLOSED ENVELOPE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE